UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 20, 2005

AKESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-27409	84-1409219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 La Jolla Village Drive

Suite 685

San Diego, CA 92122

(Address of principal executive offices, including zip code)

(858) 646-0789

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 20, 2005, the company issued a press release announcing the completion of the merger of Ann Arbor Acquisition Corporation, a wholly owned subsidiary of the company with and into Akesis Pharmaceuticals, Inc. (Delaware), with Akesis Pharmaceuticals, Inc. (Delaware) as the surviving entity and wholly-owned subsidiary of the company. A copy of the company’s press release is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKESIS PHARMACEUTICALS, INC.

By:	/s/ John T. Hendrick
John T. Hendrick Chief Financial Officer

Date: January 20, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 20, 2005